UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 17, 2015

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

Supertel Hospitality, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 17, 2015, Condor Hospitality Trust, Inc. (the “Company”) issued a press release announcing that it cancelled its special meeting of shareholders scheduled for October 8, 2015, at 10:00 a.m., central time, at the Hilton Omaha, 1001 Cass Street, Omaha, Nebraska.

The Company also announced that it has terminated its offer to exchange shares of the Company’s common stock for shares of the Company’s 8% Series A Cumulative Preferred Stock and 10% Series B Cumulative Preferred Stock. The special meeting was being held to obtain shareholder approvals that were conditions to the Company’s exchange offer of common stock for preferred stock.

The offer to exchange 5.38 shares of common stock for each share of 8% Series A Cumulative Preferred Stock and 13.71 shares of common stock for each share of 10% Series B Cumulative Preferred Stock commenced August 6, 2015. The exchange offer was previously extended and scheduled to expire at 5:00 p.m., New York City time, on October 12, 2015. As of September 16, 2015, 14,633 shares of 8% Series A Cumulative Preferred Stock and 10,860 shares of 10% Series B Cumulative Preferred Stock were tendered and not withdrawn. These shares will not be accepted and will be promptly returned to their holders.

A copy of the press release is attached as an exhibit to this Form 8-K and incorporated herein by this reference.

Forward Looking Statement

Certain matters within this Form 8-K and exhibit are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These risks are discussed in the company’s filings with the Securities and Exchange Commission.

Important Information

The information in this Form 8-K regarding the exchange offer is not an offer to purchase or an offer to exchange or a solicitation of acceptance of the offer to exchange. The exchange offer was not made to persons in any jurisdictions in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The exchange offer was made only pursuant to the terms of the Offer to Exchange and related Letter of Transmittal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: September 17, 2015	By:	/s/ Corrine L. Scarpello
		Name:	Corrine L. Scarpello
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 17, 2015.